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                                  SCHEDULE 14A

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
               EXCHANGE ACT OF 1934 (AMENDMENT NO.             )

     Filed by the registrant /X/

     Filed by a party other than the registrant / /

     Check the appropriate box:
     / / Preliminary proxy statement
     / / Definitive proxy statement
     / / Definitive additional materials
     /X/ Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          BEVERLY ENTERPRISES, INC.
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                (Name of Registrant as Specified in Its Charter)

                          BEVERLY ENTERPRISES, INC.
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                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     / / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transactions applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

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     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------
     (3) Filing party:

- --------------------------------------------------------------------------------
     (4) Date filed:

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- ---------------
    (1) Set forth the amount on which the filing fee is calculated and state how it was determined.
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                                                                          (LOGO)



                                                                     May 6, 1994

To our stockholders:

     I am writing to you because your support at our Annual Meeting on May 19, 1994 is very important. Even if you have voted previously with respect to the proposals to be presented at the Annual Meeting, I urge you to sign, date and return the enclosed BLUE STRIPED PROXY CARD today.

     You may have recently received, or may soon receive, proxy materials from the Food and Allied Service Trades Department of the AFL-CIO (FAST) opposing one of the Company's proposals (Item 3) and soliciting proxies for FAST'S own proposal (Item 6). FAST is an arm of the AFL-CIO that helps unions conduct organizing campaigns, including corporate campaigns.

     The Board of Directors believes that this solicitation is just another component of the unions' ongoing and well-financed corporate campaign which is intended to pressure and harass the Company and its management into making it easier for member unions of the AFL-CIO to organize the Company's facilities.

     We believe FAST's opposition to the Company's Annual Incentive Plan is misguided and clearly counter to your interests as a stockholder. This incentive plan has been carefully designed by the Company's Compensation Committee of the Board of Directors to provide appropriate incentives for management not simply to meet financial targets, but also to create stockholder value through continuous improvement in the quality of service we provide to our patients. Such a plan is instrumental to the Company's ability to attract and maintain experienced and talented senior executives. The Board of Directors strongly recommends that you vote FOR this proposal (Item 3).

     FAST is also soliciting proxies on behalf of its proposal that the Company include in its annual 10-K filings and in a special report to stockholders details of all pending and settled claims regarding patient care (Item 6). It is common knowledge that lawsuit abuse is a serious problem in this country. Requiring the Company to report chapter and verse on all pending and settled cases will only render Beverly a target for further litigation by outlining for enterprising plaintiffs' attorneys where they might attack the Company and how much money they can expect to receive in damages. This would merely raise the Company's litigation costs to the detriment of all stockholders. The Board of Directors strongly recommends that you vote AGAINST this proposal (Item 6).

     Under the leadership of new management since 1990, Beverly has undertaken an aggressive program to restructure and revitalize its operations, guided by the overriding goal of providing quality care and thereby enhancing the value of your investment in the Company. During that time, the stock price has risen 300% from $4.50 to a closing price of $13.50 on May 4, 1994. We need your support in our continued efforts for further improvement.

BEVERLY ENTERPRISES, INC. - 1200 South Waldron Rd., Suite 155 - P.O. Box 3324 -
                   Fort Smith, AR 72913-3324 - (501) 452-6712
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     Your Board of Directors and management will always be responsive to the legitimate concerns of its stockholders. But consider the very late involvement of FAST in the proxy process, its minimal holdings (45 shares), and the corporate campaign that the unions have mounted against the Company.

     We believe that any support of FAST's position at our annual meeting will embolden and encourage the unions in their corporate campaign activities against the Company, and will not be in your interest as a stockholder. Don't let the unions abuse your Company's proxy process in order to gain a union organizing advantage. Please support your Board and management so we can continue the progress we are making.

     WE HAVE ENCLOSED A NEW BLUE STRIPED PROXY CARD WHICH CONTAINS THE UNIONS' PROPOSAL. WE URGE YOU TO VOTE FOR THE BOARD OF DIRECTORS' PROPOSALS (ITEMS 1 THROUGH 5) AND AGAINST FAST'S PROPOSAL (ITEM 6) ON THE ENCLOSED BLUE STRIPED PROXY CARD. DO NOT VOTE ON THE GREEN PROXY CARD FURNISHED BY FAST.

     IF YOU HAVE VOTED A GREEN PROXY CARD, THERE IS STILL TIME TO CHANGE YOUR MIND BY SIGNING, DATING AND RETURNING THE BLUE STRIPED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. ONLY YOUR LAST DATED, SIGNED PROXY CARD COUNTS.

     We thank you for your continued support and urge you to return the enclosed BLUE STRIPED PROXY CARD promptly, as time is very short before the meeting. Your vote is very important in these matters.

                                            Sincerely yours,


                                            /s/ DAVID R. BANKS
                                            DAVID R. BANKS
                                            Chairman, President
                                            and Chief Executive Officer

     IF YOU (1) HAVE ALREADY VOTED ON THE WHITE PROXY CARD PREVIOUSLY PROVIDED BY THE COMPANY, (2) HAVE NOT VOTED ON THE GREEN PROXY CARD PROVIDED BY FAST AND
(3) DO NOT WISH TO REVOTE ON PROPOSAL 6, PLEASE BE ADVISED THAT MANAGEMENT WILL USE THE DISCRETIONARY AUTHORITY GRANTED ON YOUR PREVIOUSLY VOTED WHITE PROXY TO VOTE AGAINST FAST'S PROPOSAL.
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        If your shares of Common Stock are held in the name of a bank or brokerage firm, only that firm can execute a proxy card on your behalf. Please contact the person responsible for your account and give instructions for a BLUE STRIPED PROXY CARD to be voted FOR Items 1 through 5 and AGAINST Item 6.

  If you have questions or need assistance in voting your shares, please contact the firm assisting us in the solicitation of proxies:


                            GEORGESON & COMPANY INC.
                               WALL STREET PLAZA
                            NEW YORK, NEW YORK 10005

                           TOLL FREE: 1-800-223-2064
                       COLLECT IN NEW YORK: 212-509-6240


     Under the Company's bylaws and Delaware law: (i) shares at the Company's 1994 annual meeting which are represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum; (ii) there is no cumulative voting and the director nominees receiving the highest number of votes, up to the number of directors to be elected, are elected and, accordingly, abstentions, broker non-votes and withholding of authority to vote will not affect the election of directors; and (iii) proxies that reflect abstentions as to a particular proposal will be treated as voted for purposes of determining the approval of that proposal and will have the same effect as a vote against that proposal, while proxies that reflect broker non-votes will be treated as unvoted for purposes of determining approval of that proposal and will not be counted as votes for or against that proposal.

                           BEVERLY ENTERPRISES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints David R. Banks, Boyd W. Hendrickson and Robert W. Pommerville, and each of them, as proxies, each with the power to appoint his substitute, to represent and to vote as designated below, all the shares of common stock of Beverly Enterprises, Inc. held of record by the undersigned on March 21, 1994 at the Annual Meeting of Stockholders to be held on May 19, 1994 or any adjournment thereof.

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. This Proxy when properly executed will be voted in the manner directed herein by the undersigned. If no specification is made, the Proxy will be voted FOR the election of the directors named in the Proxy Statement, FOR the APPROVAL of Amendment No. 1 to the Beverly Enterprises, Inc. 1993 Long-Term Incentive Stock Plan, FOR the APPROVAL of the Beverly Enterprises, Inc. Annual Incentive Plan, FOR the APPROVAL of the Beverly Enterprises, Inc. Non-Employees Directors' Stock Option Plan, FOR the appointment of Ernst & Young as independent auditors for 1994, and AGAINST the proposal by FAST, AFL-CIO.


                      (Continued and to be signed and dated on the reverse side)



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1.  ELECTION OF DIRECTORS: Beryl F. Anthony, Jr., David R. Banks, Curt F. Bradbury, James R. Greene, Jon E.M. Jacoby, Louis W. Menk
    and Will K. Weinstein.

   FOR EACH NOMINEE    (  )               WITHHOLD AUTHORITY                (  )
   LISTED ABOVE                           TO VOTE FOR EACH NOMINEE ABOVE

   (INSTRUCTION: To withhold authority to vote for any individual nominee or nominees, write that name or names on the space provided below.)
   _______________________________________________________________________________________________________________________________
   If any nominee named above declines or is unable to serve as a director, the persons named as proxies, and each of them shall have full discretion to vote for any other person who may be nominated.

                           APPROVAL     DISAPPROVAL    ABSTENTION
                             OF             OF       WITH RESPECT TO
2. Amendment No. 1 to       (  )           (  )          (  )
   the Beverly Enter-
   prises, Inc. 1993
   Long-Term Incentive
   Stock Plan.

                           APPROVAL     DISAPPROVAL    ABSTENTION
                             OF             OF       WITH RESPECT TO
3. The Beverly Enter-       (  )           (  )          (  )
   prises, Inc. Annual
   Incentive Plan

                           APPROVAL     DISAPPROVAL    ABSTENTION
                             OF             OF       WITH RESPECT TO
4. The Beverly Enter-       (  )           (  )          (  )
   prises, Inc. Non-
   Employee Director's
   Stock Option Plan
                           APPROVAL     DISAPPROVAL    ABSTENTION
                             OF             OF       WITH RESPECT TO
5. Appointment of Ernst &   (  )           (  )          (  )
   Young as Independent
   Auditors for 1994
______________________________________________________________________
Your board of directors recommends a vote AGAINST proposal 6.

                           APPROVAL     DISAPPROVAL    ABSTENTION
                             OF             OF       WITH RESPECT TO
6. Proposal by FAST,        (  )           (  )          (  )
   AFL-CIO

                                                                      NOTE: Please sign exactly as name appears on this Proxy. When shares are held by joint tenants, both should sign. When
                                                                      signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other
                                                                      authorized officer. If a partnership, please sign in
                                                                      partnership name by authorized person.

                                                                      DATED: ________________________________________________, 1994

                                                                      _____________________________________________________________

                                                                      _____________________________________________________________
                                                                                        Signature of Stockholder(s)

                                                                      Please sign, date and return today in the enclosed envelope.
                                                                      This Proxy will not be used if you attend the meeting in
                                                                      person and so request.

   Please date, sign and return promptly                              Votes must be indicated (X) in Black or Blue Ink.         (  )
   in the accompanying envelope